UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2005


      Bear Stearns Commercial Mortgage Securities Inc. (the "Registrant")
       (as depositor for the Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 formed pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2005 relating to the Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 Commercial Mortgage Pass-Through
                        Certificates, Series 2005-TOP18)
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             (Exact name of registrant as specified in its charter)


        DELAWARE                  333-120522-02                13-3411414
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    (State or Other         (Commission File Number)         (I.R.S. Employer
      Jurisdiction                                       Identification Number)
     Incorporation)

                               383 Madison Avenue
                            New York, New York 10179
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                         (principal executive offices)

       Registrant's telephone number, including area code (212) 272-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Item 8.01   Other Events

      On April 28, 2005, Bear Stearns Commercial Mortgage Securities Inc. (the "Company") entered into a Pooling and Servicing Agreement, dated as of April 1, 2005, by and among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer (the "Master Servicer"), ARCap Servicing, Inc., as special servicer (the "Special Servicer"), LaSalle Bank National Association, as trustee (the "Trustee"), ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"), and Wells Fargo Bank, National Association, as paying agent and certificate registrar (the "Paying Agent and Certificate Registrar"), providing for the Company's Commercial Mortgage Pass-Through Certificates, Series 2005-TOP18. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.

            An incorrect version of the Pooling and Servicing Agreement was filed as Exhibit 4 by the Company with the Commission under the Current Report on Form 8-K bearing a Date of Report of April 28, 2005 (the "Original Filing"). The Exhibit hereto replaces the Original Filing. The Exhibit hereto supersedes and is deemed to be substituted for the Original Filing.

Section 9   Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

            (a)   Financial Statements of Business Acquired Not applicable.

            (b)   Pro Forma Financial Information Not applicable.

            (c)   Exhibits:



Exhibit No.    Description
-----------    -----------
    4          Pooling and Servicing Agreement, dated as of April 1, 2005, by and among the Company, the Master Servicer, the Special
               Servicer, the Trustee, the Fiscal Agent, the Paying Agent and
               Certificate Registrar.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 19, 2005

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.


By:   /s/ Richard A. Ruffer Jr.
   ----------------------------------
   Name:  Richard A. Ruffer Jr.
   Title: Vice President